                                 EXHIBIT 10(e)

================================================================================



                         AGREEMENT AND PLAN OF MERGER

                                 BY AND AMONG

                   MICKELBERRY COMMUNICATIONS INCORPORATED,

                     MICKELBERRY ACQUISITION CORPORATION,

                           UNION CAPITAL CORPORATION

                                      AND

                              MR. JAMES C. MARLAS



                          DATED AS OF MARCH 21, 1995



================================================================================

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  THE MERGER

SECTION 1.1.  Meeting of Mickelberry's Stockholders; Proxy
              Statement; Schedule 13E-3..........................   A-7
        1.2.  The Merger.........................................   A-8
        1.3.  Conversion of Outstanding Shares...................   A-9
        1.4.  Surrender and Exchange.............................  A-10
        1.5.  Certificate of Incorporation.......................  A-11
        1.6.  By-laws............................................  A-11
        1.7.  Directors and Officers.............................  A-11
        1.8.  Stock Transfer Books...............................  A-11

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                                OF MICKELBERRY

SECTION 2.1.  Corporate Organization.............................  A-12
        2.2.  Capitalization.....................................  A-12
        2.3.  Authorization and Validity of Agreement............  A-12
        2.4.  No Conflict or Violation...........................  A-13
        2.5.  Consents and Approvals.............................  A-13

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                          OF MICKELBERRY ACQUISITION

SECTION 3.1.  Corporate Organization.............................  A-14
        3.3.  Subsidiaries and Equity Investments................  A-14
        3.4.  Authorization and Validity of Agreement............  A-14
        3.5.  No Conflict or Violation...........................  A-15
        3.6.  Consents and Approvals.............................  A-15

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                          OF UNION CAPITAL AND MARLAS

SECTION 4.1.  Corporate Organization.............................  A-16
        4.2.  Capitalization of Union Capital....................  A-16
        4.3.  Title to Cancelled Shares..........................  A-16
        4.4.  Authorization and Validity of Agreement............  A-16
        4.5.  No Conflict or Violation...........................  A-17

                                   ARTICLE V

                           COVENANTS OF MICKELBERRY

SECTION 5.1.  Conduct of Mickelberry.............................  A-17
        5.2.  Access to Information..............................  A-18
        5.3.  Indemnification and Insurance......................  A-19
        5.4.  Vote...............................................  A-20
        5.5.  Letter Agreement and Other Fees and Expenses.......  A-20
        5.6.  Stock Options......................................  A-20
        5.7.  No Mergers, Consolidations, Sale of Stock, etc.....  A-21
        5.8.  Convertible Debentures.............................  A-21

                                  ARTICLE VI

                     COVENANTS OF MICKELBERRY ACQUISITION

SECTION 6.1.  Conduct of Mickelberry Acquisition.................  A-21
        6.2.  Access to Information..............................  A-22

                                  ARTICLE VII

                     COVENANTS OF UNION CAPITAL AND MARLAS

SECTION 7.1.  Vote...............................................  A-22
        7.2.  No Sale or Disposition; Waiver.....................  A-22

                                 ARTICLE VIII

                               OTHER AGREEMENTS

SECTION 8.1.  Best Efforts.......................................  A-22
        8.2.  Notification of Certain Matters....................  A-23
        8.3.  Further Assurances.................................  A-23

                                  ARTICLE IX

                           CONDITIONS TO THE MERGER

SECTION 9.1.  Conditions to the Obligations of Each Party........  A-24
        9.2.  Conditions to the Obligation of Mickelberry........  A-24
        9.3.  Conditions to the Obligation of Mickelberry
               Acquisition.......................................  A-25


                                   ARTICLE X

                                  TERMINATION

SECTION 10.1.  Termination.......................................  A-26
        10.2.  Effect of Termination.............................  A-26

                                  ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.1.  Notices...........................................  A-27
        11.2.  Survival..........................................  A-27
        11.3.  Amendment.........................................  A-27
        11.4.  Waiver............................................  A-28
        11.5.  Successors and Assigns............................  A-28
        11.6.  Governing Law.....................................  A-28
        11.7.  Integration.......................................  A-29
        11.8.  Headings and References...........................  A-29
        11.9.  Counterparts; Effectiveness.......................  A-29

SIGNATURES     ..................................................  A-30

EXHIBIT A    Form of Certificate of Incorporation of the
             Surviving Corporation

SCHEDULES

 Schedule 1.3  Certain Shares
 Schedule 2.1  Subsidiaries

                            INDEX TO DEFINED TERMS

     Defined Term                                          Where Defined
     ------------                                          -------------
     Agreement............................................ Introduction
     Cancelled Shares..................................... (S) 1.3(a)
     Certificate of Merger................................ (S) 1.2(b)
     Client............................................... (S) 5.5
     Common Stock......................................... (S) 2.2
     Convertible Debentures............................... (S) 2.4
     Delaware Law......................................... (S) 1.2(a)
     Effective Time....................................... (S) 1.2(b)
     Exchange Act......................................... (S) 1.1(b)
     HSR Act.............................................. (S) 2.5
     Letter Agreement..................................... (S) 5.5
     Marlas............................................... Introduction
     Merger............................................... Recitals
     Merger Consideration................................. (S) 1.3(a)
     Mickelberry.......................................... Introduction
     Mickelberry Acquisition.............................. Introduction
     Option Consideration................................. (S) 5.6
     Options.............................................. (S) 5.6
     Paying Agent......................................... (S) 1.4(a)
     Preferred Stock...................................... (S) 2.2
     Proxy Statement...................................... (S) 1.1(b)
     SEC.................................................. (S) 1.1(b)
     Schedule 13E-3....................................... (S) 1.1(b)
     Share................................................ (S) 1.3(a)
     Special Meeting...................................... (S) 1.1(a)
     Subsidiary........................................... (S) 2.1
     Surviving Corporation................................ (S) 1.2(a)
     Termination Agreement................................ (S) 5.6
     Union Capital........................................ Introduction
     Wertheim Opinion..................................... (S) 2.4

                         AGREEMENT AND PLAN OF MERGER

  AGREEMENT AND PLAN OF MERGER dated as of March 21, 1995 (this "AGREEMENT") by
                                                                 ---------
and among MICKELBERRY COMMUNICATIONS INCORPORATED, a Delaware corporation ("MICKELBERRY"), MICKELBERRY ACQUISITION CORPORATION, a Delaware corporation
  -----------
("MICKELBERRY ACQUISITION"), UNION CAPITAL CORPORATION, a Nevada corporation
  -----------------------
("UNION CAPITAL") and Mr. JAMES C. MARLAS ("MARLAS").
  -------------                             ------

  WHEREAS, each of Mickelberry Acquisition and Union Capital is wholly owned by Marlas;

  WHEREAS, each of Union Capital and Marlas owns shares of common stock of Mickelberry;

  WHEREAS, the parties hereto desire to effect the merger of Mickelberry Acquisition with and into Mickelberry (the "MERGER") pursuant to the terms of
                                            ------
this Agreement;

  WHEREAS, upon the consummation of the Merger, each share of common stock of Mickelberry Acquisition will be converted into and become one share of common stock of the surviving corporation; and

  WHEREAS, the Board of Directors of each of Mickelberry and Mickelberry Acquisition have determined that the Merger contemplated hereby is fair to and in the best interests of Mickelberry and its shareholders and Mickelberry Acquisition and its sole shareholder;

  NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                                  ARTICLE I

                                  THE MERGER

  SECTION 1.1.  Meeting of Mickelberry's Stockholders; Proxy Statement;
              -------------------------------------------------------
Schedule 13E-3.  (a) Mickelberry will take all action necessary in accordance
- --------------
with applicable law to convene a meeting of its stockholders (the "SPECIAL
                                                                   -------
MEETING") as promptly as practicable after the date hereof to consider and vote
- -------
upon the Merger. The Board of Directors of Mickelberry, subject to its fiduciary duties as advised by counsel, will recommend that Mickelberry's stockholders vote in favor of the Merger and the approval and adoption of this Agreement.

  (b) As soon as practicable, Mickelberry shall file with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as
                          ---
amended (the "EXCHANGE ACT"),
              ------------
and shall use its best efforts to have cleared by the SEC, a proxy statement (together with any amendments or supplements thereto, the "PROXY STATEMENT"),
                                                           ---------------
with respect to the Special Meeting. In addition, Mickelberry and Mickelberry Acquisition shall file with the SEC and make available to Mickelberry's shareholders, as required by applicable law, a joint Schedule 13E-3 (together with any amendments or supplements thereto, the "SCHEDULE 13E-3") with respect
                                                 --------------
to the Special Meeting and the Merger. Mickelberry Acquisition, Union Capital and Marlas will provide all information relating to them or their affiliates (other than Mickelberry or any of its subsidiaries) for use in preparation of the Proxy Statement and Schedule 13E-3. Mickelberry will provide all information, other than that relating to Mickelberry Acquisition, Union Capital, Marlas or their respective affiliates (other than Mickelberry or any of its subsidiaries), for use in the Proxy Statement and in the Schedule 13E-3. The information provided and to be provided by Mickelberry, Mickelberry Acquisition, Union Capital and Marlas, respectively, for use in the Proxy Statement and in the Schedule 13E-3 shall be true and correct in all material respects and shall not omit to state any material fact necessary in order to make such information not misleading as of the date of the Proxy Statement or the Schedule 13E-3, as the case may be, and as of the date of the Special Meeting. Mickelberry will promptly advise Mickelberry Acquisition, Union Capital and Marlas and Mickelberry Acquisition, Union Capital or Marlas, as the case may be, will promptly advise Mickelberry, in writing if at any time prior to the Effective Time Mickelberry, Mickelberry Acquisition, Union Capital or Marlas shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Proxy Statement or the Schedule 13E-3 in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law. The Proxy Statement shall contain the recommendation of the Board of Directors of Mickelberry referred to in subdivision (a) of this
Section 1.1 as well as the conclusion of the Board of Directors of Mickelberry that the terms and conditions of the Merger are fair to the shareholders of Mickelberry (other than Union Capital and Marlas).

  SECTION 1.2.  The Merger.  (a)  At the Effective Time, the Merger shall
                ----------
occur in accordance with the General Corporation Law of the State of Delaware ("DELAWARE LAW"), whereupon the separate existence of Mickelberry Acquisition
  ------------
shall cease, and Mickelberry shall be the surviving corporation (the "SURVIVING
                                                                      ---------
CORPORATION").
- -----------

  (b)  As soon as practicable after all of the conditions set forth in
Article VII have been satisfied or waived, Mickelberry and Mickelberry Acquisition will file, or cause to be filed, with the Secretary of State of the State of Delaware a certificate of merger for the Merger in accordance with Delaware Law (the

"CERTIFICATE OF MERGER"). The Merger shall become effective at the time such
 ---------------------
filing is made or at such other time as is set forth in the Certificate of Merger (the "EFFECTIVE TIME").
        --------------

  (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Mickelberry and Mickelberry Acquisition, all as provided under Delaware Law.

  SECTION 1.3.  Conversion of Outstanding Shares.
                --------------------------------

  (a)  At the Effective Time:

       (i) each share of Preferred Stock and of Common Stock of Mickelberry (a "SHARE" and, collectively, the "SHARES") outstanding immediately prior
      -----                          ------
  to the Effective Time (except for the Cancelled Shares) shall, except as otherwise provided in subsections (a)(iii) and (b) of this Section 1.3, be converted into and represent the right to receive $4.25 in cash (the "MERGER CONSIDERATION");
   --------------------

      (ii) each Share held by Union Capital and by Marlas outstanding immediately prior to the Effective Time other than those listed on Schedule
  1.3 hereof (a "CANCELLED SHARE" and, collectively, the "CANCELLED SHARES")
                 ---------------                          ----------------
  shall, by virtue of the Merger, and without any action on the part of the holder thereof, be cancelled and retired and cease to exist, without any conversion thereof; provided, however, that in connection with, and only in
                      --------  -------
  connection with, the consummation of the Merger, each of Union Capital and Marlas waives its right to receive the Merger Consideration and consents to being treated less favorably than the other shareholders of Mickelberry;

    (iii) each Share held by Mickelberry as treasury stock immediately prior to the Effective Time or owned by any direct or indirect subsidiary of Mickelberry immediately prior to the Effective Time shall be cancelled, and no payment shall be made with respect thereto; and

    (iv) each share of common stock of Mickelberry Acquisition outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation.

  (b) Notwithstanding subsection (a)(i) of this Section 1.3, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Delaware Law shall not be converted into a right to receive the Merger Consideration pursuant to such subsection (a)(i) unless such holder fails to perfect or withdraws or loses his right to appraisal. If after the Effective Time such holder fails to perfect or withdraws or loses his right to appraisal, such Shares shall thereupon be deemed to have been converted into and to represent the right to receive, at the Effective Time, the Merger Consideration pursuant to the terms of subsection
(a)(i) of this Section 1.3, without any interest thereon or addition thereto. Mickelberry shall give Mickelberry Acquisition prompt notice of any demands received by Mickelberry for appraisal of Shares, and Mickelberry Acquisition shall have the right to participate in all negotiations and proceedings with respect to such demands. Mickelberry shall not, except with the prior written consent of Mickelberry Acquisition, make any payment with respect to, or settle or offer to settle, any such demands.

  SECTION 1.4.  Surrender and Exchange.  (a)  Promptly after the Effective
                ----------------------
Time, the Surviving Corporation, or such bank or trust company acting as paying agent (the "PAYING AGENT") for the Merger pursuant to an agreement in a form to
            ------------
be mutually agreed upon by Mickelberry and Mickelberry Acquisition, shall mail or cause to be mailed to each (i) holder of Shares at the Effective Time a letter of transmittal for use in surrendering for exchange the certificate or certificates representing such Shares, and (ii) holder of Options at the Effective Time a letter of transmittal for use in transmitting the Termination Agreement. After the Effective Time, each such holder, upon surrender to the Paying Agent of such certificate or certificates or Termination Agreement, as the case may be (together with such letter of transmittal duly executed), will be entitled to receive the Merger Consideration or the Option Consideration, as the case may be. Until so surrendered, each such certificate shall after the Effective Time represent for all purposes only the right to receive the Merger Consideration. At the Effective Time, Mickelberry Acquisition shall furnish or cause to be furnished to the Paying Agent funds equal to the aggregate Merger Consideration payable to the holders of Shares and the aggregate Option Consideration payable to the holders of Options. After the Effective Time, there shall be no further registration or transfers of Shares. The Surviving Corporation shall establish reasonable procedures for the delivery of the Merger Consideration to holders of Shares whose stock certificates have been lost, destroyed or mutilated.

  (b)  If any delivery of the Merger Consideration is to be made pursuant to
Section 1.3(a)(i) to a person other than the registered holder of the certificate or certificates surrendered in exchange therefor, it shall be a condition to such delivery that the certificate or certificates so surrendered shall be properly endorsed or be otherwise in proper form for transfer and that the person requesting such delivery shall (i) pay to the Paying Agent any transfer or other taxes required as a result of delivery to a person other than the registered holder or (ii) establish to the satisfaction of the Paying Agent that such tax has been paid or is not payable.

  (c) Any holder of Shares who has not exchanged his Shares for the Merger Consideration in accordance with subsection (a) within six months after the Effective Time shall have no further claim upon the Paying Agent and shall thereafter look only to the Surviving Corporation for payment in respect of his Shares. Notwithstanding the foregoing, no party hereto shall be liable to a holder of Shares for any amount paid to a public official pursuant to applicable abandoned property laws.

  SECTION 1.5.  Certificate of Incorporation.  The Certificate of
                ----------------------------
Incorporation of the Surviving Corporation shall be amended in the Merger to read as set forth in Exhibit A.

  SECTION 1.6.  By-laws.  The By-laws of Mickelberry Acquisition in effect
                -------
at the Effective Time shall be the By-laws of the Surviving Corporation until amended in accordance with applicable law.

  SECTION 1.7.  Directors and Officers.  From and after the Effective Time,
                ----------------------
until successors are duly elected or appointed in accordance with applicable law, (a) the directors of Mickelberry at the Effective Time shall be the directors of the Surviving Corporation and (b) the officers of Mickelberry at the Effective Time shall be the officers of the Surviving Corporation.

  SECTION 1.8.  Stock Transfer Books.  At the Effective Time the stock
                --------------------
transfer books of Mickelberry shall be closed and no transfer of Common Stock shall thereafter be made on such stock transfer books.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                                OF MICKELBERRY

  Mickelberry represents and warrants to Mickelberry Acquisition, Union Capital and Marlas that:

  SECTION 2.1.  Corporate Organization.  Each of Mickelberry and its
                ----------------------
Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted. "SUBSIDIARY" or "SUBSIDIARIES" means any corporation of which Mickelberry owns,
 ----------      ------------
directly or indirectly, shares of capital stock having in the aggregate 50% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation. Schedule 2.1 contains a list of all the Subsidiaries together with Mickelberry's percentage of ownership of each such Subsidiary.

  SECTION 2.2.  Capitalization.  The authorized capital stock of Mickelberry
                --------------
consists of 25,000,000 shares, consisting of 5,000,000 shares of Preferred Stock, par value $1.00 per share (the "PREFERRED STOCK"), and 20,000,000 shares
                                       ---------------
of Common Stock, par value $1.00 per share (the "COMMON STOCK"), and 242,334 and
                                                 ------------
5,877,948 shares of Preferred Stock and Common Stock, respectively, are issued and outstanding. The shares of Common Stock and the shares of Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Common Stock and the Preferred Stock are the only outstanding capital stock of Mickelberry.

  SECTION 2.3.  Authorization and Validity of Agreement.  Mickelberry has
                ---------------------------------------
the corporate power to enter into this Agreement, to carry out its obligations hereunder, and to consummate the Merger. The execution and delivery of this Agreement and the performance of Mickelberry's obligations hereunder have been duly authorized by all necessary corporate action, including, without limitation, by the Board of Directors of Mickelberry. The consummation of the Merger has been duly authorized by all necessary corporate action, other than the affirmative vote of the stockholders of Mickelberry in accordance with applicable law and this Agreement, and approval of the Merger by the stockholders of Mickelberry has been recommended by the Board of Directors of Mickelberry. Wertheim Schroder & Co. Incorporated has delivered to the Special Committee of the Board of Directors of Mickelberry its opinion, dated March 21, 1995, that the Merger Consideration is fair from a financial point of view to the holders of the Shares (the "WERTHEIM OPINION") other than Union Capital and
                                ----------------
Marlas. This Agreement has been duly executed by Mickelberry and constitutes the valid and binding obligation of Mickelberry enforceable against Mickelberry in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

  SECTION 2.4.  No Conflict or Violation.  As of the Effective Time, the
              ------------------------
execution, delivery and performance by Mickelberry of this Agreement and consummation of the Merger does not and will not (i) violate or conflict with any provision of the Restated Certificate of Incorporation or By-laws of Mickelberry, (ii) violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, and (iii) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, indenture (other than the indenture for Mickelberry's 8% Convertible Debentures due May 2002 (the "CONVERTIBLE
                                                           -----------
DEBENTURES")) or other agreement (other than the two Equipment Financings by
- ----------
Sandy Alexander, Inc., as obligor, NationsBank Leasing Corporation, as lender and Mickelberry as guarantor dated March 25, 1993 and April 7, 1993, respectively) or instrument to which Mickelberry or any of its Subsidiaries is a party or by which it is bound or to which its properties or assets are subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Mickelberry or any of its Subsidiaries, nor will adversely affect or result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits, authorizations or approvals issued or granted to Mickelberry or any of its Subsidiaries by the United States, any state or local government, any foreign national or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing, except (in the case of clauses (ii) and (iii) above only) for such violations or breaches which would not, individually or in the aggregate, present a reasonable likelihood of having a material adverse effect on the business, assets or financial condition of Mickelberry and its subsidiaries, taken as whole.

  SECTION 2.5.  Consents and Approvals.  As of the Effective Time, no
                ----------------------
material consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and no material declaration or notification to or filing or registration with any such governmental or regulatory authority, is required on the part of Mickelberry in connection with the execution and delivery of this Agreement by Mickelberry, the performance by Mickelberry of its obligations hereunder, or the consummation of the Merger, other than in connection with or in compliance with the applicable provisions of Delaware Law, the Exchange Act or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT").
                                                                  -------

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                          OF MICKELBERRY ACQUISITION

  Mickelberry Acquisition represents and warrants to Mickelberry that:

  SECTION 3.1.  Corporate Organization.  Mickelberry Acquisition is a
                ----------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Since its date of incorporation, Mickelberry Acquisition has not engaged in any activities not related to the acquisition, or proposed acquisition, of Shares or the transactions contemplated by this Agreement and the Merger and as of the Effective Time Mickelberry Acquisition will have no liabilities other than those incurred to facilitate or in connection with the acquisition, or proposed acquisition, of Shares or the transactions contemplated by this Agreement and the Merger.

  SECTION 3.2.  Capitalization of Mickelberry Acquisition.  The authorized
                -----------------------------------------
capital stock of Mickelberry Acquisition consists of 4,000,000 shares of common stock, par value $1.00 per share, 3,000,000 of which are issued and outstanding, and all of which are owned by Marlas.

  SECTION 3.3.  Subsidiaries and Equity Investments.  As of the date of this
                -----------------------------------
Agreement there are no corporations of which Mickelberry Acquisition owns, directly or indirectly, shares of capital stock having in the aggregate 50% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation.

  SECTION 3.4.  Authorization and Validity of Agreement.  Mickelberry
                ---------------------------------------
Acquisition has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement, the performance of Mickelberry Acquisition's obligations hereunder and the consummation of the Merger have been duly authorized by the Board of Directors and by the sole shareholder of Mickelberry Acquisition and no other proceedings on the part of Mickelberry Acquisition are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Mickelberry Acquisition and is the legal, valid and binding obligation of Mickelberry Acquisition, enforceable against Mickelberry Acquisition in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

  SECTION 3.5.  No Conflict or Violation.  As of the Effective Time, the
                ------------------------
execution, delivery and performance by Mickelberry

Acquisition of this Agreement and consummation of the Merger does not and will not (i) violate or conflict with any provision of the charter documents or By-laws of Mickelberry Acquisition, (ii) violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, and (iii) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Mickelberry Acquisition is a party or by which Mickelberry Acquisition is bound or to which its properties or assets are subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Mickelberry Acquisition, nor will adversely affect or result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits, authorizations or approvals issued or granted to Mickelberry Acquisition by the United States, any state or local government, any foreign national or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing except (in the case of clauses (ii) and (iii) above only) for such violations or breaches which would not, individually or in the aggregate, present a reasonable likelihood of having a material adverse effect on the business, assets or financial condition of Mickelberry Acquisition.

  SECTION 3.6.  Consents and Approvals.  As of the Effective Time, no
                ----------------------
material consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and no material declaration or notification to or filing, or registration with any such governmental or regulatory authority, is required in connection with the execution and delivery of this Agreement by Mickelberry Acquisition, the performance by Mickelberry Acquisition of its obligations hereunder or the consummation of the Merger, other than in connection with or in compliance with the applicable provisions of Delaware Law, the Securities Act of 1933, as amended, the Exchange Act or the HSR Act.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                          OF UNION CAPITAL AND MARLAS

  Each of Union Capital and Marlas represents and warrants to Mickelberry that:

  SECTION 4.1.  Corporate Organization.  Union Capital is a corporation duly
                ----------------------
organized, validly existing and in good standing under the laws of the State of Nevada.

  SECTION 4.2.  Capitalization of Union Capital.  The authorized capital
                -------------------------------
stock of Union Capital consists of 1,000 shares of common stock, no par value, 100 of which are issued and outstanding, and all of which are owned by Marlas.

  SECTION 4.3.  Title to Cancelled Shares.  All of the Cancelled Shares are
                -------------------------
owned of record and beneficially by Union Capital or Marlas, as the case may be, in each case free and clear of all liens.

  SECTION 4.4.  Authorization and Validity of Agreement.  Union Capital has
                ---------------------------------------
the corporate power to enter into this Agreement and to carry out its obligations hereunder. Marlas has full legal capacity to enter into this Agreement and to carry out its obligation hereunder. The execution and delivery of this Agreement and the performance of Union Capital's obligations hereunder have been duly authorized by the board of directors and by the sole shareholder of Union Capital and no other proceedings on the part of Union Capital are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by each of Union Capital and Marlas and is the legal, valid and binding obligation of Union Capital and Marlas, enforceable against Union Capital and Marlas in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

  SECTION 4.5.  No Conflict or Violation.  As of the Effective Time, the
                ------------------------
execution, delivery and performance by each of Union Capital and Marlas of this Agreement and consummation of the Merger does not and will not (i) violate or conflict with any provision of the charter documents or By-laws of Union Capital, (ii) violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, and (iii) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Union Capital or Marlas is a party or by which Union Capital or Marlas is bound or to which its properties or assets are subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Union Capital or Marlas, nor will adversely affect or result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits, authorizations or approvals issued or granted to Union Capital by the United States, any state or local government, any foreign national or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing except (in the case of clauses (ii) and (iii) above only) for such violations or breaches which would not, individually or in the aggregate, present a reasonable likelihood of having a material adverse effect on the business, assets or financial condition of Union Capital or Marlas, as the case may be.


                                   ARTICLE V

                           COVENANTS OF MICKELBERRY

  Mickelberry agrees that:

  SECTION 5.1.  Conduct of Mickelberry.  From and after the date of this
              ----------------------
Agreement and until the Effective Time, Mickelberry shall conduct its business solely in the ordinary course consistent with past practice and, without the prior written consent of Mickelberry Acquisition, will not, except as required or permitted pursuant to the terms hereof or as may occur in the ordinary course of business consistent with past practice:

    (i) make any material change in the conduct of its businesses and operations or enter into any material transaction;

   (ii) make any change in its Restated Certificate of Incorporation or By-laws; issue any additional shares of capital stock or equity securities (other than an exercise of options or convertible securities, in each case outstanding on the date hereof), grant any option, warrant or right to acquire any capital stock or equity securities, issue any security convertible into or exchangeable for its capital stock, alter in any material respect the terms of any of its outstanding securities, or make any change in its outstanding shares of capital stock or in its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

   (iii) incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof;

   (iv) make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof;

    (v) subject any of its assets, or any part thereof, to any lien or suffer such to be imposed other than such liens as may arise by operation of law;

   (vi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or declare, set aside or pay any dividends (other than regular quarterly dividends on its Common Stock and Preferred Stock of $0.015 and $0.075 per share, respectively) or other distribution in respect of such shares;

   (vii) take any other action that would cause any of the representations and warranties made in this Agreement not to remain true and correct; or

   (viii) commit itself to do any of the foregoing.

  SECTION 5.2.  Access to Information.  From and after the date hereof and
                ---------------------
subject to the execution of such confidentiality agreements as Mickelberry shall reasonably require, Mickelberry will give Mickelberry Acquisition and its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of Mickelberry and will instruct Mickelberry's employees, counsel, financial advisors and financing sources to cooperate with any such person in its investigation of Mickelberry.

  SECTION 5.3.  Indemnification and Insurance.  (a) For a period of three
                -----------------------------
years from the Effective Time, Mickelberry, as the Surviving Corporation, shall maintain in its Certificate of Incorporation the provisions with respect to indemnification set forth in paragraph 8 of Exhibit A attached hereto, which provisions shall not be amended, repealed or otherwise modified for such a period in any manner that would adversely affect the rights thereunder of persons who at the Effective Time were directors, officers, employees or agents of Mickelberry (such persons being third-party beneficiaries of this Section 5.3) with respect to actions and omissions occurring prior to the Effective Time, unless such modification is required by law.

  (b) For a period of three years from the Effective Time, the Surviving Corporation shall use its best efforts to maintain in effect directors' and officers' liability insurance covering those persons who are currently covered by Mickelberry's directors' and officers' liability insurance policy with respect to actions and omissions occurring prior to the Effective Time on terms no less favorable than the terms of such current insurance coverage. Notwithstanding the foregoing, if the directors' and officers' liability insurance referred to in this subdivision (b) is unavailable for the Current D&O Premium, the Surviving Corporation shall obtain as much insurance as can be obtained for a premium not in excess (on an annualized basis) of the current D&O
Premium. The Company will use its best efforts to give to any director and officer covered by this Section 5.3, 30 days prior written notice of any reduction on coverage or cancellation of the directors' and officers' liability insurance referred to in this subdivision (b). For purposes of this subdivision
(b), the "CURRENT D&O PREMIUM" shall be an amount not greater than 125% of the
          -------------------
premium paid by Mickelberry (on an annualized basis) for directors' and officers' liability insurance during the period from October 1, 1994 to the Effective Time.

  (c) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall assume all of the obligations set forth in this Section 5.3.

  SECTION 5.4.  Vote.  From and after the date hereof, Mickelberry will, to
                ----
the extent required by applicable law or as otherwise reasonably requested by Mickelberry Acquisition and in accordance with Delaware Law and its certificate of incorporation and By-laws, use its best efforts to (a) solicit from the shareholders of Mickelberry proxies in favor of the approval of this Agreement and (b) take all other action necessary or helpful to secure a vote of shareholders in favor of the Merger and to approve this Agreement.

  SECTION 5.5.  Letter Agreement and Other Fees and Expenses.  Whether or
                --------------------------------------------
not the Merger is consummated (except as provided below), from and after the date hereof and without the execution of any further instrument, Mickelberry will (a) assume all of the obligations of Marlas and of any entity formed by him for purposes of completing the Merger (including but not limited to Mickelberry Acquisition) (collectively, the "CLIENT") under that certain Letter Agreement
                                 ------
dated November 23, 1994 (the "LETTER AGREEMENT"), by and among the Client, The
                              ----------------
Argosy Group L.P. and The Argosy Securities Group L.P., including, without limitation, indemnities, contribution, compensation and expense reimbursements, all in accordance with Section 15 of such Letter Agreement and in connection therewith Mickelberry will reimburse the Client for any amounts previously paid by it pursuant to the Letter Agreement and (b) pay all reasonable attorneys' fees, expenses and disbursements of the Client incurred prior to or after the date hereof in connection with the transactions contemplated by this Agreement;

provided, however, that Mickelberry shall not be obligated to assume any
- --------  -------
obligation or to pay any fees and expenses under this Section 5.5 (and Marlas shall repay to Mickelberry any amounts paid by Mickelberry pursuant to this
Section 5.5) if this Agreement is terminated because of a material breach by Mickelberry Acquisition, Union Capital or Marlas of any of its representations, warranties or covenants contained hereunder.

  SECTION 5.6.  Stock Options.  Prior to the Effective Time, Mickelberry
                -------------
shall use its best efforts to cause the holders (other than Marlas) of all outstanding options (the "OPTIONS") under the 1981 Incentive Stock Option Plan
                          -------
and the 1992 Stock Option Plan to agree in writing to cancel such Options as of and subject to the occurrence of the Effective Time, pursuant to an Option Termination Agreement (the "TERMINATION AGREEMENT") in form and substance
                            ---------------------
satisfactory to Mickelberry Acquisition. Each holder of an Option who so executes and delivers such a Termination Agreement and whose Option has an exercise price less than the Merger Consideration, shall have the right to receive in cash, if the Option is presently exercisable, an amount equal to the Merger Consideration less the exercise price for each such Option and any
                     ----
applicable withholding taxes (the "OPTION CONSIDERATION").
                                   --------------------

  SECTION 5.7.  No Mergers, Consolidations, Sale of Stock, etc.   From and
                -----------------------------------------------
after the date hereof, neither Mickelberry nor any of its Subsidiaries will directly or indirectly, through officers, employees, representatives or agents, solicit any inquiries or proposals to enter into or continue any discussions, negotiations or agreements relating to the sale or exchange of the Shares, the merger, reorganization or business combination of Mickelberry with, or the disposition of a significant amount of Mickelberry's assets or business to, any person other than Mickelberry Acquisition or its affiliates.

  SECTION 5.8.  Convertible Debentures.  From and after the date hereof,
                ----------------------
Mickelberry will assist Mickelberry Acquisition and take all actions deemed necessary by Mickelberry Acquisition to obtain the consent of the holders (other than Marlas) of the Convertible Debentures to the prepayment and/or the cancellation, as of the Effective Time, of all the Convertible Debentures on terms reasonably satisfactory to Mickelberry Acquisition.

                                  ARTICLE VI

                     COVENANTS OF MICKELBERRY ACQUISITION

  Mickelberry Acquisition agrees that:

  SECTION 6.1.  Conduct of Mickelberry Acquisition.  From and after the date
                ----------------------------------
of this Agreement and until the Effective Time, Mickelberry Acquisition shall conduct its business solely in the ordinary course consistent with past practice and, without the prior written consent of Mickelberry, will not, except as required or permitted pursuant to the terms hereof or as may occur in the ordinary course of business consistent with past practice:

    (i) make any change in its Certificate of Incorporation; or

   (ii) take any other action that would cause any of the representations and warranties made in this Agreement not to remain true and correct; or

  (iii) commit itself to do any of the foregoing.

  SECTION 6.2.  Access to Information.  From and after the date hereof and
                ---------------------
subject to the execution of such confidentiality agreements as Mickelberry Acquisition shall reasonably require, Mickelberry Acquisition will give Mickelberry and its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of Mickelberry Acquisition and will instruct Mickelberry Acquisition's employees, counsel, financial advisors and financing sources to cooperate with any such person in its investigation of Mickelberry Acquisition.

                                  ARTICLE VII

                     COVENANTS OF UNION CAPITAL AND MARLAS

  Each of Union Capital and Marlas agrees that:

  SECTION 7.1.  Vote.  Union Capital and Marlas will vote the Cancelled
                ----
Shares and the Shares listed on Schedule 1.3 in favor of the approval and adoption of this Agreement and the approval of the Merger.

  SECTION 7.2.  No Sale or Disposition; Waiver.  From and after the date of
                ------------------------------
this Agreement and until the earlier of the Effective Time and the termination of this Agreement, (i) neither Union Capital nor Marlas will sell or otherwise dispose of any Cancelled Shares or Shares listed on Schedule 1.3 other than to any of its respective affiliates or otherwise to facilitate the consummation of the transactions contemplated by this Agreement and (ii) Marlas agrees to waive any default or event of default under the Convertible Debentures if such default or event of default has occurred and is continuing solely as a result of the transactions contemplated by this Agreement.

                                 ARTICLE VIII

                               OTHER AGREEMENTS

  The parties hereto agree that:

  SECTION 8.1.  Best Efforts.  Upon the terms and subject to the conditions
              ------------
set forth in this Agreement, each party shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, including without limitation under the HSR Act, to consummate the transactions contemplated by this Agreement as promptly as possible. Without limiting the generality of the foregoing, Mickelberry Acquisition agrees to use its best efforts to obtain the financing referred to in Section 9.3(c).

  SECTION 8.2.  Notification of Certain Matters.  Each party to this
                -------------------------------
Agreement will give prompt notice to the other parties hereof of:

    (i) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement;

   (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

   (iii) any action, suit, claim, investigation or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Mickelberry on the one hand, or Mickelberry Acquisition, Union Capital and/or Marlas on the other hand, which is reasonably likely to affect materially the transactions contemplated by this Agreement;

   (iv) the occurrence, or failure to occur, of any event or change in circumstances where such occurrence or failure to occur would be likely to cause any representation or warranty contained in this Agreement to be untrue and inaccurate in any material respect at any time from the date hereof to the Effective Time; and

    (v) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

No such notification shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

  SECTION 8.3.  Further Assurances.  At and after the Effective Time, the
                ------------------
officers and directors of the Surviving

Corporation will be authorized to execute and deliver, in the name and on behalf of Mickelberry or Mickelberry Acquisition, any deeds, bills of sale, assignments or assurances and to take and do in the name and on behalf of Mickelberry or Mickelberry Acquisition any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of Mickelberry acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

                                  ARTICLE IX

                           CONDITIONS TO THE MERGER

  SECTION 9.1.  Conditions to the Obligations of Each Party.  The
                -------------------------------------------
obligations of Mickelberry and Mickelberry Acquisition to consummate the Merger are subject to (a) the approval of the Merger and this Agreement at the Special Meeting by the affirmative vote of at least (1) the holders of a majority of the Shares outstanding on the record date of such Special Meeting or (2) 66 2/3% of the votes cast by the holders of the Shares voting at the Special Meeting, whichever is greater, (b) the Wertheim Opinion not being withdrawn, (c) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, (d) the absence of any statute, rule or regulation which makes consummation of the Merger illegal or otherwise prohibited or any order, decree, injunction or judgment enjoining the consummation of the Merger, and (e) the receipt of an opinion of counsel to Mickelberry, in form and substance reasonably satisfactory to Mickelberry and Mickelberry Acquisition, as to the validity of the Merger under Delaware Law.

  SECTION 9.2.  Conditions to the Obligation of Mickelberry.  The obligation
                -------------------------------------------
of Mickelberry to consummate the Merger is subject to the satisfaction or waiver of the following further conditions:

    (a) Mickelberry Acquisition shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

    (b) the representations and warranties of Mickelberry Acquisition contained in this Agreement and in any certificate or other writing delivered by Mickelberry Acquisition pursuant hereto shall be true in all material respects at and as of the Effective Time as if made at and as of such time (other than any inaccuracies in such representations or warranties that are attributable to Mickelberry);

    (c) receipt by Mickelberry of a certificate signed by an executive officer of Mickelberry Acquisition to the effect set forth in paragraphs
  (a) and (b) of this Section;

    (d) consummation on terms satisfactory to Mickelberry of third-party financing for (1) the Merger Consideration, (2) the Option Consideration and (3) the repayment of the Convertible Debentures; and

    (e) no action or proceeding shall have been commenced or threatened for the purpose of obtaining an injunction, order or damages before any court or governmental agency or other regulatory or administrative agency or commission, domestic or foreign, which Mickelberry shall on advice of counsel, reasonably determine would (1) result in the imposition of material limitations on the ability of Mickelberry or Mickelberry Acquisition effectively to consummate the Merger, (2) have the effect of rendering the Merger violative of any applicable law, or (3) have a material adverse effect on the business, assets or financial condition of the Surviving Corporation.

  SECTION 9.3.  Conditions to the Obligation of Mickelberry Acquisition.
                -------------------------------------------------------
The obligation of Mickelberry Acquisition to consummate the Merger is subject to the satisfaction or waiver of the following further conditions:

    (a) Mickelberry shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

    (b) the representations and warranties of Mickelberry contained in this Agreement and in any certificate or other writing delivered by Mickelberry pursuant hereto shall be true in all material respects at and as of the Effective Time as if made at and as of such time;

    (c) receipt by Mickelberry Acquisition of a certificate signed by an executive officer of Mickelberry to the effect set forth in paragraphs (a) and (b) of this Section;

    (d) consummation on terms satisfactory to Mickelberry Acquisition of third-party financing for (1) the Merger Consideration, (2) the Option Consideration and (3) the repayment of the Convertible Debentures;

    (e) the holders of not more than 5% of the outstanding shares of Preferred Stock and Common Stock shall have exercised their appraisal rights in the Merger in accordance with Delaware Law;

    (f)  the prepayment and cancellation of all Convertible Debentures;

    (g) holders of Options constituting at least 95% of the shares represented thereby shall have entered into Termination Agreements with respect thereto in form and substance satisfactory to Mickelberry Acquisition; and

    (h) no action or proceeding shall have been commenced or threatened for the purpose of obtaining an injunction, order or damages before any court or governmental agency or other regulatory or administrative agency or commission, domestic or foreign, which Mickelberry Acquisition shall on advice of counsel, reasonably determine would (1) result in the imposition of material limitations on the ability of Mickelberry or Mickelberry Acquisition effectively to consummate the Merger, (2) have the effect of rendering the Merger violative of any applicable law, or (3) have a material adverse effect on the business, assets or financial condition of the Surviving Corporation.

                                   ARTICLE X

                                  TERMINATION

  SECTION 10.1.  Termination.  This Agreement may be terminated and the
                 -----------
Merger may be abandoned at any time prior to the Effective Time:

    (a)  by mutual written consent of Mickelberry and Mickelberry
  Acquisition after approval of their respective Board of Directors; or

    (b)  by either Mickelberry or Mickelberry Acquisition after approval of the Board of Directors of Mickelberry or Mickelberry Acquisition, as the case may be, if the Merger has not been consummated on or before September 30, 1995; provided, however, that neither party may terminate this
            --------  -------
  Agreement pursuant to this clause (b) if the failure of such party to fulfill any of its obligations under this Agreement shall have been the reason that the Merger shall not have been consummated on or before said date.

  SECTION 10.2.  Effect of Termination.  If this Agreement is terminated
                 ---------------------
pursuant to Section 10.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto.

                                  ARTICLE XI

                                 MISCELLANEOUS

  SECTION 11.1.  Notices.  All notices, requests and other communications to
                 -------
any party hereunder shall be in writing (including facsimile or similar writing) and shall be given:

    (a)  if to Mickelberry to:

         Mickelberry Communications Incorporated
         405 Park Avenue
         New York, New York  10022
         Facsimile:  (212) 832-0554

         Attention:  Mr. John C. Mickle

    (b) if to Mickelberry Acquisition to:

        Mickelberry Acquisition Corporation
        c/o Mickelberry Communications Incorporated
        405 Park Avenue
        New York, New York  10022
        Facsimile:  (212) 832-0554

        Attention:  Mr. James C. Marlas

or such other address or facsimile number as such party may hereafter specify by notice to the other party hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate confirmation is provided, (ii) if given via United States mail, three days after such notice is deposited in the mail in a postage pre-paid envelope, or (iii) if given by any other means, when delivered at the address specified in this Section.

  SECTION 11.2.  Survival.  None of the representations, warranties,
                 --------
agreements or covenants contained herein shall survive the Effective Time except for the agreements contained in Sections 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 5.3, 5.5 and 8.3.

  SECTION 11.3.  Amendment.  Subject to applicable law, any provision of
                 ---------
this Agreement may be amended by the parties hereto, by action of each of their respective Boards of Directors or by their respective officers duly authorized by such Board of Directors, at any time prior to the Effective Time; provided,
                                                                     --------
however, that any decrease of the amount or change in the type of the Merger
- -------
Consideration or any amendment to Article IX, Article X or this Section 11.3 shall also be approved by the Special Committee of the Board of Directors of Mickelberry. Any amendment to this Agreement shall be in writing signed by all the parties hereto.

  SECTION 11.4.  Waiver.  (a) At any time prior to the Effective Time,
                 ------
Mickelberry Acquisition on the one hand, and Mickelberry on the other hand, may
(i) extend the time for the performance of any agreement of the other party or parties hereto, (ii) waive any accuracy in the representations and warranties contained herein or in any document delivered pursuant hereto, or (iii) waive compliance with any agreement or condition contained herein; provided, however,
                                                             --------  -------
that if such waiver would have the same effect as any decrease of the amount or change in the type of the Merger Consideration or any amendment to Article IX,
Article X or Section 11.3 hereof, such waiver shall also be approved by the Special Committee of the Board of Directors of Mickelberry. Any agreement on the part of any party to any such extension or waiver shall be effective only if set forth in a writing signed on behalf of such party and delivered to the other parties.

  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

  SECTION 11.5.  Successors and Assigns.  The provisions of this Agreement
                 ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign
                                   --------  -------
or otherwise transfer any of its rights under this Agreement without the consent of the other parties hereto.

  SECTION 11.6.  Governing Law.  This Agreement shall be construed in
                 -------------
accordance with and governed by the internal laws of the State of Delaware without regard to principles of conflict of laws.

  SECTION 11.7.  Integration.  This Agreement embodies the entire agreement
                 -----------
and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

  SECTION 11.8.  Headings and References.  The headings of the Articles and
                 -----------------------
Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

  SECTION 11.9.  Counterparts; Effectiveness.  This Agreement may be signed
                 ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              MICKELBERRY COMMUNICATIONS INCORPORATED


                              /s/George Kane
                              -----------------------------
                              By:  George Kane
                              Title:  Senior Vice President



                              MICKELBERRY ACQUISITION CORPORATION


                              /s/James C. Marlas
                              -----------------------------
                              By:  James C. Marlas
                              Title:  President


                              UNION CAPITAL CORPORATION


                              /s/James C. Marlas
                              -----------------------------
                              By:  James C. Marlas
                              Title:  Chairman


                              JAMES C. MARLAS


                              /s/James C. Marlas
                              -----------------------------

                                                                       EXHIBIT A


                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                    MICKELBERRY COMMUNICATIONS INCORPORATED
                                * * * * * * * *

  1. The name of the corporation (the "Corporation") is: Mickelberry Communications Incorporated.

  2. The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

  3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

  4. The total number of shares of stock which the Corporation shall have authority to issue is 4,000,000 shares of Common Stock, each of which shall have a par value of one dollar ($1.00) per share.

  5. In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation may be made, altered, amended or repealed by the stockholders or by a majority of the entire board of directors.

  6. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the state of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

  7.  Elections of Directors need not be by written ballot.

  8. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of the state of delaware, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the general Corporation law of the state of delaware, as so amended.

    Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 SCHEDULE 1.3


                                Certain Shares
                                --------------


59,400 shares of Common Stock held by Marlas in its Keogh Plan

                                 SCHEDULE 2.1


                                 Subsidiaries
                                 ------------


                                                   Percentage Owned
     Name                                           by Mickelberry
     ----                                          ----------------

     Bender, Browning, Dolby & Sanderson                100%

     Excel Importing Corp.                              100%

     M C Graphics, Inc.                                 100%

     Mickelberry Mining Corporation                     100%

     Mickelberry Holding Corporation                    100%

     Excel Showroom, Inc.                               100%

     Nadler & Larimer (Europe) Corporation              100%

     Newcourt Industries                                100%

     Partners & Shevack Inc.                            100%

     Sandy Alexander, Inc.                              100%

     Sandy Alexander Realty, Inc. (NJ)                  100%

     Ventura Associates International, Inc.             100%

     Mibon Marketing Inc.                               100%

     Excel Plus, Ltd.                                    50%